Exhibit 10.28
Execution Version
     AMENDMENT 2 TO NOTE PURCHASE AGREEMENT
     This AMENDMENT 2, dated as of February 27, 2009 (this “Amendment”), to the NOTE PURCHASE AND SECURITY AGREEMENT (as previously amended by Amendment 1 thereto dated as of June 4, 2008, the “Note Purchase Agreement”) is among PHOENIX FUNDINGS I, a statutory trust duly organized under the laws of the State of Delaware, as the note issuer (the “Trust”), SALLIE MAE, INC., a Delaware corporation, as administrator (the “Administrator”), THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION (formerly known as The Bank of New York Trust Company, N.A.), a national banking association, as the eligible lender trustee (the “Eligible Lender Trustee”), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as the paying agent (the “Paying Agent”) and the securities intermediary (the “Securities Intermediary”), UBS REAL ESTATE SECURITIES INC., as the purchaser of the funding note (the “Note Purchaser”) and UBS SECURITIES LLC, as the administrative agent for the Note Purchaser (in such capacity, the “Administrative Agent”). Capitalized terms, unless otherwise defined herein, shall have the meanings set forth in the Note Purchase Agreement.
     W I T N E S S E T H
     WHEREAS, the Trust has requested an extension of the Stated Termination Date (and related maturity date of the Note) from the current date of February 27, 2009, as contemplated in Section 2.14 of the Note Purchase Agreement;
     WHEREAS, Section 2.14 of the Note Purchase Agreement provides that the Note Purchaser shall not have any obligation to agree to such a request for extension;
     WHEREAS, the Note Purchaser and the Administrative Agent are willing to agree to an extension for an additional period of 60 days (i.e., to April 28, 2009), upon the terms and conditions provided herein; and
     WHEREAS, this Amendment is being executed and delivered pursuant to and in accordance with Section 10.01 of the Note Purchase Agreement.
     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

[SLM UBS Amendment 2 to Note Purchase Agreement]
ARTICLE I.
AMENDMENTS
     SECTION 1.01. Section 1.01, Certain Defined Terms. The definition of “Eligible FFELP Loan” in Section 1.01 of the Note Purchase Agreement is hereby amended by replacing clause (a) of such definition in its entirety with the following:
     (a) is a Stafford Loan, an SLS Loan or a PLUS Loan, in each case, originated under the FFELP Program prior to October 1, 2007 (but as to which no disbursement of the proceeds of such loan shall have occurred prior to October 1, 2003), and the Obligor thereof is an Eligible Obligor, and in all cases shall be eligible for inclusion in the Department of Education-sponsored STRAIGHT-A FUNDING, LLC Conduit Program;
     SECTION 1.02. Section 1.01, Certain Defined Terms. The definition of “Stated Termination Date” in Section 1.01 of the Note Purchase Agreement is hereby amended by replacing such definition in its entirety with the following:
     “Stated Termination Date” means the earlier of (i) April 28, 2009 and (ii) the date contained in the written notice relating to termination delivered by the Administrative Agent pursuant to Section 3.2 of Amendment 2, dated as of February 27, 2009, to this Agreement.
     SECTION 1.03. Section 2.04, Mark to Market Valuation. The last sentence of Section 2.04 of the Note Purchase Agreement is hereby amended by adding the following proviso at the end of such sentence:
provided, that beginning on the Settlement Date in March 2009, upon receipt of notice of any Borrowing Base Deficiency, the Trust shall pay down the Aggregate Note Balance in an amount necessary to fully remedy such Borrowing Base Deficiency.
ARTICLE II.
CONDITIONS TO EFFECTIVENESS AND ADDITIONAL COVENANTS
     SECTION 2.01. Conditions to Effectiveness. This Amendment shall be effective only upon satisfaction of each of the following conditions:
     (i) delivery to the Administrative Agent of counterparts hereof executed by each of the parties hereto;
     (ii) payment to the Administrative Agent, by wire transfer of immediately available funds to an account that the Administrative Agent shall separately designate to the Administrator, of fees and out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment (including reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent), to the extent that such fees and

[SLM UBS Amendment 2 to Note Purchase Agreement]
expenses have been invoiced or otherwise notified to the Administrator in writing (and not in limitation of Section 3.7 of this Amendment below); and
     (iii) payment to the Administrative Agent, by wire transfer of immediately available funds to an account that the Administrative Agent shall separately designate to the Administrator, of an extension fee equal to $4,000,000.
     SECTION 2.02. Additional Covenants.
     (a) In each case so as to assure that no Borrowing Base Deficiency occurs as a result of the amendment to the definition of Eligible FFELP Loan effected by Section 1.1 of this Amendment above (the “Amended Definition”), the Trust shall, on or prior to March 13, 2009,
     (A) substitute (or cause to be substituted) Eligible FFELP Loans (after giving effect to the Amended Definition) (“Substitution Loans”) in replacement of otherwise Eligible FFELP Loans that are no longer Eligible FFELP Loans solely as a result of the Amended Definition (“Affected Loans”) and/or (B) pay (or cause to be paid) into the Collection Account, in immediately available funds, repurchase proceeds in an amount equal to the applicable Purchase Amount in respect of such Affected Loans; provided, that the parties hereto agree that the requirement to comply with Section 5(b) of the Purchase Agreement to substitute loans with substantially similar characteristics under Section 2.16 of the Note Purchase Agreement shall not apply to the pool of Substitution Loans.
     (b) Failure to comply with Section 2.2(a) above shall constitute a new Termination Event under Section 7.01(d) of the Note Purchase Agreement, and the 30 day cure period referred to in Section 7.01(d) shall not apply thereto.
ARTICLE III.
MISCELLANEOUS
     SECTION 3.01. Representations and Warranties. The Administrator (on behalf of the Trust) makes the following representations and warranties for the benefit of the Secured Creditors:
     (a) as of the date of this Amendment, representations and warranties equivalent to those contained at Sections 5.01(a), (b), (c), (d) and (e) of the Note Purchase Agreement, but where the Note Purchase Agreement is referred to in such provisions, such reference shall be deemed to refer to this Amendment instead;
     (b) as of the date of this Amendment (and after giving effect to this Amendment and the transactions contemplated thereby), no Termination Event or, to the best of the Trust’s knowledge, Potential Termination Event has occurred and is continuing; and
     (c) as of the date of this Amendment, and except for matters contained in previous public filings made by SLM Corporation with the United States Securities and Exchange Commission on August 28, 2008, October 6, 2008 and February 2, 2009, no other amendment, consent, modification or waiver (any of the foregoing, a

[SLM UBS Amendment 2 to Note Purchase Agreement]
“Modification”) has been effected, entered into or granted in respect of any Churchill Note Purchase Agreement (as defined below), except Modifications substantially similar to this Amendment that effect a 60 day extension of the stated maturity date, stated termination date or analogous date in respect thereof (together with the incurrence and/or payment of any associated extension fee obligation).
As used in this Section 3.1, “Churchill Note Purchase Agreements” has the meaning assigned to such term in the Mutual Closing Representation Letter, dated February 29, 2008, among the Administrative Agent, Bank of America, N.A. (as administrative agent) and JPMorgan Chase Bank, N.A., as Syndication Agent. Any inaccuracy or breach of the foregoing representations and warranties set forth in this Section 3.1 shall be deemed to constitute a Termination Event under Section 7.01(c) of the Note Purchase Agreement, and the 30 day cure period referred to in Section 7.01(c) shall not apply thereto (except as to the equivalent representation set forth in subsection (a) of this Section 3.1 above made by reference to Section 5.01(a), as to which the 30 day cure period shall apply).
     SECTION 3.02. Modifications to Other Financing Facilities. Upon the effectiveness of this Amendment, and until all Obligations (within the meaning of the Note Purchase Agreement) shall have been paid in full, if any Modification (as defined in Section 3.1 above) has been effected, entered into or granted in respect of any Churchill Note Purchase Agreement (as defined in Section 3.1 above) on any date after the effectiveness of this Amendment, the Administrator shall provide notice to the Administrative Agent of such Modification within two (2) Business Days of the effectiveness of such Modification. Within ten (10) Business Days of receipt of such notification, the Administrative Agent on behalf of the Note Purchaser may, in its sole discretion, elect to amend, or amend and restate, as applicable, the Note Purchase Agreement in accordance with Section 10.01 thereof to the extent required to conform its terms and provisions to the substantially analogous terms and provisions set forth in the Modification (a “Conforming Amendment”). If such election is made, then the Administrator and the Trust agree promptly to enter into a Conforming Amendment (which, if required, shall also include amendments or amendments and restatements of any other Transaction Documents). If the Administrator and the Trust fail to comply with the foregoing undertaking to enter into a Conforming Amendment, then the Administrative Agent may, in its sole discretion, send written notice to the Administrator that it is unilaterally modifying the definition of “Stated Termination Date” to a date not earlier than three (3) Business Days following receipt of such written notice. Each of the parties hereto hereby grant to the Administrative Agent the power to unilaterally make such definitional change upon the occurrence of the circumstances set forth above.
     SECTION 3.03. Transaction Documents. Any reference to the Note Purchase Agreement in any other Transaction Document shall be deemed to refer to the Note Purchase Agreement as amended hereby. This Amendment shall also constitute a Transaction Document within the meaning of such term in the Note Purchase Agreement.
     SECTION 3.04. Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Note Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

[SLM UBS Amendment 2 to Note Purchase Agreement]
     SECTION 3.05. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     SECTION 3.06. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
     SECTION 3.07. Expense Provisions Apply. For the avoidance of doubt, Section 10.11 of the Note Purchase Agreement shall apply in respect of this Amendment.
     SECTION 3.08. Eligible Lender Trustee. Notwithstanding anything contained herein to the contrary, this Amendment has been signed by The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as Eligible Lender Trustee, and in no event shall The Bank of New York Mellon Trust Company, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust or the other parties to this Amendment or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust.
[signatures follow]

[SLM UBS Amendment 2 to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE TRUST:

PHOENIX FUNDINGS I

By: THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Eligible Lender Trustee under the Amended and Restated Trust Agreement dated as of February 29, 2008 by and among the Depositor, the Delaware Trustee and the Eligible Lender Trustee

By: ______________________

Name: MICHAEL G. RUPPEL

Title: VICE PRESIDENT

THE ADMINISTRATOR:

SALLIE MAE, INC.

By: ______________________

Name:

Title:

[SLM UBS Amendment 2 to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE TRUST:

PHOENIX FUNDINGS I

By: THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Eligible Lender Trustee under the Amended and Restated Trust Agreement dated as of February 29, 2008 by and among the Depositor, the Delaware Trustee and the Eligible Lender Trustee

By:______________________________

Name:

Title:

THE ADMINISTRATOR:

SALLIE MAE, INC.

By:______________________________

Name: Jonathan C. Clark

Title: Executive Vice President & Treasurer

[SLM UBS Amendment 2 to Note Purchase Agreement]

THE ELIGIBLE LENDER TRUSTEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Eligible Lender Trustee under the Amended and Restated Trust Agreement dated as of February 29, 2008 by and among the Depositor, the Delaware Trustee and the Eligible Lender Trustee

By: ______________________________
Name: MICHAEL G. RUPPEL
Title: VICE PRESIDENT

THE NOTE PURCHASER:

UBS REAL ESTATE SECURITIES INC.

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

THE ADMINISTRATIVE AGENT:

UBS SECURITIES LLC

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

[SLM UBS Amendment 2 to Note Purchase Agreement]

THE ELIGIBLE LENDER TRUSTEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Eligible Lender Trustee under the Amended and Restated Trust Agreement dated as of February 29, 2008 by and among the Depositor, the Delaware Trustee and the Eligible Lender Trustee

By: ____________________________
Name:
Title:

THE NOTE PURCHASER:

UBS REAL ESTATE SECURITIES INC.

By: ____________________________
Name: Richard Onkey
Title: Executive Director

By: ____________________________
Name: Robert Carpenter
Title: Executive Director

THE ADMINISTRATIVE AGENT:

UBS SECURITIES LLC

By: ____________________________
Name: Richard Onkey
Title: Executive Director

By: ____________________________
Name: Robert Carpenter
Title: Executive Director